Master Equipment Lease Agreement



         THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of July 10, 1998 is made by and between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., having an address at 54 State Street, Albany, New York 12207 ("Lessor"), and SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 2160 N. Central Road, Fort Lee, NJ 07024 ("Lessee").

                          TERMS AND CONDITIONS OF LEASE

         1. Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Equipment, subject to and upon the terms and conditions set forth herein. Each Equipment Schedule shall constitute a separate and enforceable lease incorporating all the terms and conditions of this Master Equipment Lease Agreement as if such terms and conditions were set forth in full in such Equipment Schedule. In the event that any term or condition of any Equipment Schedule conflicts with or is inconsistent with any term or condition of this Master Equipment Lease Agreement, the terms and conditions of the Equipment Schedule shall govern.

         2. Disclaimer of Warranties. LESSOR MAKES NO (AND SHALL NOT BE DEEMED TO HAVE MADE ANY) WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN, OPERATION OR CONDITION OF, OR THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE STATE OF TITLE
THERETO  OR ANY  COMPONENT  THERETO,  THE  ABSENCE  OF LATENT  OR OTHER  DEFECTS
(WHETHER OR NOT DISCOVERABLE), AND LESSOR HEREBY DISCLAIMS THE SAME; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS LEASED TO LESSEE "AS IS" AND ALL SUCH RISKS, IF ANY, ARE TO BE BORNE BY LESSEE. NO DEFECT IN, OR UNFITNESS OF, THE EQUIPMENT, OR ANY OF THE OTHER FOREGOING MATTERS, SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION HEREUNDER. LESSEE HAS MADE THE SELECTION OF THE EQUIPMENT FROM THE SUPPLIER BASED ON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, MAINTENANCE OR DEFECT IN THE EQUIPMENT OR THE OPERATION THEREOF. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER UNDER THE UCC OR OTHERWISE), INCLUDING, WITHOUT LIMITATION, ANY LOSS, COST OR DAMAGE TO LESSEE OR OTHERS ARISING FROM ANY OF THE FOREGOING MATTERS, INCLUDING, WITHOUT LIMITATION, DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY OR NON-PERFORMANCE OF THE EQUIPMENT. ANY WARRANTY BY THE SUPPLIER IS HEREBY ASSIGNED TO LESSEE BY LESSOR WITHOUT RECOURSE. SUCH WARRANTY SHALL NOT RELEASE LESSEE FROM ITS OBLIGATION TO LESSOR TO PAY RENT, TO PERFORM ALL OTHER OBLIGATIONS HEREUNDER AND TO KEEP, MAINTAIN AND SURRENDER THE EQUIPMENT IN THE CONDITION REQUIRED BY SECTIONS 12 AND 13 HEREOF. Lessee's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between Lessor and Lessee that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Lessee, and Lessee shall not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters; provided, however, that nothing contained herein shall in any way bar, reduce or defeat any claim that Lessee may have against the Supplier or any other person (other than Lessor).

         3. Non-cancelable lease. This lease is a net lease and lessee's obligation to pay rent and perform its obligations hereunder are absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any right of set off, counterclaim, deduction, defense or other right which lessee may have against the supplier, lessor or any other party. Lessee shall have no right to terminate (except as expressly provided herein) or cancel this lease or to be released or discharged from its obligation hereunder for any reason whatsoever, including, without limitation, defects in, destruction of, damage to or



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interference  with  any  use  of  the  equipment  (for  any  reason  whatsoever,
including,   without  limitation,  war,  act  of  god,  strike  or  governmental regulation), the invalidity, illegality or unenforceability (or any allegation thereof) of this lease or any provision hereof, or any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen.

         4. Definitions. Unless the context otherwise requires, as used in this Lease, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:
              (a) "Applicable Law" shall mean all applicable Federal, state, local and foreign laws (including, without limitation, any Environmental Law, industrial hygiene and occupational safety or similar laws), ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and rules, regulations, orders, licenses and permits of any Governmental Authority.
              (b) "Appraisal Procedure" shall mean the following procedure for obtaining an appraisal of the Fair Market Sales Value or the Fair Market Rental Value. Lessor shall provide Lessee with the names of three independent Appraisers. Within ten (10) business days thereafter, Lessee shall select one of such Appraisers to perform the appraisal. The selected Appraiser shall be instructed to perform its appraisal based upon the assumptions specified in the definition of Fair Market Sales Value or Fair Market Rental Value, as applicable, and shall complete its appraisal within twenty (20) business days after such selection. Any such appraisal shall be final, binding and conclusive on Lessee and Lessor and shall have the legal effect of an arbitration award. Lessee shall pay the fees and expenses of the selected Appraiser.
              (c) "Appraiser" shall mean a person engaged in the business of appraising property who has at least ten years' experience in appraising property similar to the Equipment.
              (d) "Authorized Signer" shall mean those officers of Lessee, set forth on an incumbency certificate (in form and substance satisfactory to Lessor) delivered by Lessee to Lessor, who are authorized and empowered to execute this Lease, the Equipment Schedules and all other documents the execution of which is contemplated hereby.
              (e) "Certificate of Acceptance" shall mean a certificate of acceptance, in form and substance satisfactory to Lessor, executed and delivered by Lessee in accordance with Section 7 hereof indicating, among other things, that the Equipment described therein has been accepted by Lessee for all purposes of this Lease.
              (f) "Default" shall mean any event or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.
              (g) "Environmental Law" shall mean any federal, state, or local statute, law, ordinance, code, rule, regulation, or order or decree regulating, relating to or imposing liability upon a person in connection with the use, release or disposal of any hazardous, toxic or dangerous substance, waste, or material as same may relate to the Equipment or its operation.
              (h) "Equipment" shall mean an item or items of personal property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to this Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto.
              (i) "Equipment Group" shall consist of all Items of Equipment listed on a particular Equipment Schedule.
              (j) "Equipment Location" shall mean the location of the Equipment, as set forth on an Equipment Schedule, or such other location (approved by Lessor) as Lessee shall from time to time specify in writing.
              (k) "Equipment Schedule" shall mean each equipment lease schedule from time to time executed by Lessor and Lessee with respect to an Equipment Group, pursuant to and incorporating by reference all of the terms and conditions of this Master Equipment Lease Agreement.
              (l) "Event of Default" shall have the meaning specified in Section 22 hereof.
              (m) "Fair Market Rental Value" or "Fair Market Sale Value" shall mean the value of each Item of Equipment for lease or sale, unless otherwise specified herein as determined between Lessor and Lessee, or, if Lessor and Lessee are unable to agree, pursuant to the Appraisal Procedure, which would be obtained in an arms-length transaction between an informed and willing lessor or seller (under no compulsion to lease or sell) and an informed and willing lessee or buyer (under no compulsion to lease or purchase). In determining the Fair Market



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Rental  Value or Fair Market Sale Value of the  Equipment,  (a) such Fair Market
Rental Value or Fair Market Sale Value shall be calculated on the assumption that the Equipment is in the condition and repair required by Sections 12 and 13 hereof, and (b) there shall be excluded from the calculation thereof the value of any upgrades and attachments made pursuant to Section 14 hereof in which the Lessor does not own an interest; provided, howeve , that, unless otherwise provided in such Section 22, for purposes of Section 22 of the Lease, Fair
Market Sale Value of the Equipment shall be determined based upon the actual facts and circumstances then prevailing without regard to the assumptions in clause (a) above.
              (n) "Governmental Action" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority,
including,   without  limitation,  those  environmental  and  operating  permits required for the ownership, lease, use and operation of the Equipment.
              (o) "Governmental Authority" shall mean any foreign, Federal, state, county, municipal or other governmental authority, agency, board or court.
              (p) "Guarantor" shall mean any guarantor of Lessee's obligations hereunder.
              (q) "Item of Equipment" shall mean each item of the Equipment.
              (r) "Late Payment Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.
              (s) "Lease", "hereof", "herein" and "hereunder" shall mean, with respect to an Equipment Group, this Master Equipment Lease Agreement and the Equipment Schedule on which such Equipment Group is described, including all addenda attached thereto and made a part thereof.
              (t) "Lien" shall mean all mortgages, pledges, security interests, liens, encumbrances, claims or other charges of any kind whatsoever.
              (u) "Purchase Agreement" shall mean any purchase agreement or other contract entered into between the Supplier and Lessee for the acquisition of the Equipment to be leased hereunder.
              (v) "Related Equipment Schedule" shall have the meaning set forth in Section 27 hereof.
              (w) RESERVED.
              (x) RESERVED.
              (y) "Rent" shall mean the periodic rental payments due hereunder for the leasing of the Equipment, as set forth on the Equipment Schedules, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of this Lease.
              (z) "Rent Commencement Date" shall mean, with respect to an Equipment Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.
              (aa) "Rent Payment Date" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith.
              (ab) "Stipulated Loss Value" shall mean, as of any Rent Payment Date and with respect to an Item of Equipment, the amount determined by multiplying the Total Cost for such Item of Equipment by the percentage specified in the applicable Stipulated Loss Value Supplement opposite such Rent Payment Date.
              (ac) "Stipulated Loss Value Supplement" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith.
              (ad) "Supplier" shall mean the manufacturer or the vendor of the Equipment, as set forth on each Equipment Schedule.
              (ae) "Term" shall mean the Initial Term, as defined in Section 8 hereof, and any Renewal Term, as defined in Section 8 hereof.
              (af) "Total Cost" shall mean, with respect to an Item of Equipment, (1) the acquisition cost of such Item of Equipment (including Lessor's capitalized costs), as set forth on the Equipment Schedule on which such Item of Equipment is described, or (2) if no such acquisition cost is specified, the Supplier's invoice price for such Item of Equipment plus Lessor's capitalized costs, or (3) if no such acquisition cost is specified and no such invoice price is obtainable, an allocated price for such Item of Equipment based on the Total Cost of all Items of Equipment set forth on the Equipment Schedule on which such Item of Equipment is described, as determined by Lessor in its sole discretion.

         5. Supplier not an agent. Lessee understands and agrees that (i) neither the supplier, nor any sales representative or other agent of the supplier, is (1) an agent of lessor or (2) authorized to make or alter any term or condition of this lease, and


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(ii) no such  waiver or  alteration  shall vary the terms of this  lease  unless expressly set forth herein.

         6. Ordering Equipment. Lessee has selected and ordered the Equipment from the Supplier and, if appropriate, has entered into a Purchase Agreement with respect thereto. Lessor shall accept an assignment from Lessee of Lessee's rights, but none of Lessee's obligations, under any such Purchase Agreement. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Section 7 hereof. If an Item of Equipment is subject to an existing Purchase Agreement between Lessee and the Supplier, Lessee warrants that such Item of Equipment has not been delivered to Lessee as of the date of the Equipment Schedule applicable thereto. If Lessee causes the Equipment to be modified or altered, or requests any additions thereto prior to the Rent Commencement Date, Lessee (i) acknowledges that any such modification, alteration or addition to an Item of Equipment may affect the Total Cost, taxes, purchase and renewal options, if any, Stipulated Loss Value and Rent with respect to such Item of Equipment, and (ii) hereby authorizes Lessor to adjust such Total Cost, taxes, purchase and renewal options, if any, Stipulated Loss Value and Rent as appropriate. Lessee hereby authorizes Lessor to complete each Equipment Schedule with the serial numbers and other identification data of the Equipment Group associated therewith, as such data is received by Lessor.

         7. Delivery and acceptance. Upon acceptance for lease by lessee of any equipment delivered to lessee and described in any equipment schedule, lessee shall execute and deliver to lessor a certificate of acceptance. Lessor shall have no obligation to advance funds for the purchase of the equipment unless and until lessor shall have received a certificate of acceptance relating thereto executed by lessee. Such certificate of acceptance shall constitute lessee's acknowledgment that such equipment (a) was received by lessee, (b) is satisfactory to Lessee in all respects and is acceptable to Lessee for lease hereunder, (c) is suitable for Lessee's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms and conditions of this Lease (including, without limitation, Section 2 hereof).

         8. Term; Survival. With respect to any Item of Equipment, unless otherwise specified thereon, the initial term of this Lease (the "Initial Term") shall commence on the date on which such Item of Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on the final Rent Payment Date for such Item of Equipment. With respect to an Item of Equipment, any renewal term of this Lease (individually, a "Renewal Term"), as contemplated hereby, shall commence immediately upon the expiration of the Initial Term or any prior Renewal Term, as the case may be, and, unless earlier terminated as provided herein, shall expire on the date on which the final payment of Rent is due and paid hereunder. All obligations of Lessee hereunder shall survive the expiration, cancellation or other termination of the Term hereof.

         9. Rent. With respect to Each Item of Equipment, Lessee shall pay the Rent set forth on the Equipment Schedule applicable to such Item of Equipment, commencing on the Rent Commencement Date, and, unless otherwise set forth on such Equipment Schedule, on the same day of each payment period thereafter for the balance of the Term. Rent shall be due whether or not Lessee has received any notice that such payments are due. All Rent shall be paid to Lessor at its address set forth on the Equipment Schedule, or as otherwise directed by Lessor in writing.

              (a) INTERIM LEASE PAYMENT. (i) Section 4(z) of the Master Lease ("Definitions") is hereby deleted in its entirety and the following is substituted in its place:


              (z) "Rent Commencement Date" shall mean the first day of the month following the Interim Term Commencement Date.

              (ii) Section 4 of the Master Lease ("Definitions") is hereby amended to add the following definition(s):



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              "Interim Term  Commencement  Date" shall mean,  with respect to an
Equipment Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.

              (iii) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Term Commencement Date" in its place.

              (iv) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Term Commencement Date, as the case may be," in its place.

         10. Location; Inspection; Labels. The Equipment shall be delivered to the Equipment Location and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to enter upon the Equipment
Location and inspect the Equipment at any reasonable time. Lessor may, without notice to Lessee, remove the Equipment if the Equipment is, in the opinion of Lessor, being used beyond its capacity or is in any manner improperly cared for, abused or misused. At Lessor's request, Lessee shall affix labels stating that the Equipment is owned by Lessor permanently in a prominent place on the Equipment and shall keep such labels in good repair and condition.

         11. Use; Alterations. Lessee shall use the Equipment lawfully and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Lessee shall comply with all Applicable Law. Lessee shall immediately notify Lessor in writing of any existing, pending or threatened investigation, inquiry, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the Equipment or this Lease. Lessee, at its own expense, shall make such alterations, additions or modifications or improvements to the Equipment as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. Except as otherwise permitted herein, Lessee shall not make any alterations, additions, modifications or improvements to the Equipment without Lessor's prior written consent.

         12. Repairs and Maintenance. Lessee, at Lessee's own cost and expense, shall (a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications, and (b) enter into and keep in full force and effect during the Term hereof a maintenance agreement with the manufacturer of the Equipment, or a manufacturer-approved maintenance organization, to maintain, service and repair the Equipment so as to keep the Equipment in as good operating condition and working order as it was when it first became subject to this Lease and in compliance with the manufacturer's specifications. Upon Lessor's request, Lessee shall furnish Lessor with an executed copy of any such maintenance agreement. An alternate source of maintenance may be used by Lessee with Lessor's prior written consent. Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes worn out, lost, stolen, destroyed, or otherwise rendered permanently unfit or unavailable for use (whether or not such replacement is covered by the aforesaid maintenance agreement), with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part is in the condition required by this Lease). Such replacement part shall be free and clear of all Liens. Notwithstanding the foregoing, this paragraph shall not apply to any Loss or Damage (as defined in Section 16 hereof) of any Item of Equipment.

         13. Return of Equipment. Upon the expiration (subject to Section 32 hereof and except as otherwise provided in an Equipment Schedule) or earlier termination of this Lease, Lessee, at its sole expense, shall return the Equipment to Lessor by delivering such Equipment F.A.S. or F.O.B. to such location or such carrier (packed for shipping) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be in the condition required by
Section 12 hereof. All components of the Equipment shall have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any Item of Equipment fails to meet the standards set forth above, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing such Item of


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Equipment  and  restoring  it so as  to  meet  such  standards,  assembling  and delivering such Item of Equipment. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

         14. Equipment Upgrades/Attachments.  In addition to the requirements of
Section 11 hereof, Lessee, at its own expense, may from time to time add or install upgrades or attachments to the Equipment during the Term; provided, that such upgrades or attachments (a) are readily removable without causing material damage to the Equipment, (b) do not materially adversely affect the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment, and (c) do not cause such Equipment to become "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647 (or such other successor tax provision), as of the applicable delivery date or the time of such upgrade or attachment. Any such upgrades or attachments which are not required by Section 11 hereof and which can be removed without causing damage to or adversely affecting the condition of the Equipment, or reducing the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment shall remain the property of Lessee; and upon the expiration or earlier termination of this Lease and provided that no Event of Default exists, Lessee may, at its option, remove any such upgrades or attachments and, upon such removal, shall restore the Equipment to the condition required hereunder.

         15. Sublease and assignment. (a) without lessor's prior written consent, lessee shall not (i) assign, transfer, pledge, hypothecate or otherwise dispose of this lease, the equipment or any interest therein, or (ii) sublet or lend the equipment to, or permit the equipment to be used by, anyone other than lessee or lessee's qualified employees.
             (b) lessor, at any time with or without notice to lessee, may sell, transfer, assign and/or grant a security interest in this lease, any equipment schedule or any item of equipment. In any such event, any such purchaser, transferee, aSsignee or secured party shall have and may exercise all of lessor's rights hereunder with respect to the items to which any such sale, transfer, assignment and/or security interest relates, and lessee shall not assert against any such purchaser, transferee, assignee or secured party any defense, counterclaim or offset that lessee may have against lessor. Lessee acknowledges that no such sale, transfer, assignment and/or security interest will materially change Lessee's duties hereunder or materially increase its burdens or risks hereunder. Lessee agrees that upon written notice to Lessee of any such sale, transfer, assignment and/or security interest, Lessee shall acknowledge receipt thereof in writing and shall comply with the directions and demands of Lessor's successor or assign.

         16. Loss of or Damage to Equipment. (a) Lessee shall bear the entire risk of loss, theft, destruction, disappearance of or damage to any and all Items of Equipment ("Loss or Damage") from any cause whatsoever during the Term hereof until the Equipment is returned to Lessor in accordance with Section 13 hereof. No Loss or Damage shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease.
             (b) In the event of Loss or Damage to any Item of Equipment, Lessee, at the option of Lessor, shall within thirty (30) days following such Loss or Damage: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to Lessor) in as good condition and repair, and with the same value, remaining useful economic life and utility, as such replaced Item of Equipment immediately preceding the Loss or Damage (assuming that such replaced Item of Equipment is the condition required by this Lease), which replacement equipment shall be free and clear of all Liens; or (3) pay to Lessor the sum of (i) all Rent due and owing hereunder with respect to such Item of Equipment (at the time of such payment) plus (ii) the Stipulated Loss Value as of the Rent Payment Date next following the date of such Loss or Damage with respect to such Item of Equipment, as set forth on the Schedule applicable thereto. Upon Lessor's receipt of the payment required under subsection (3) above, Lessee shall be entitled to Lessor's interest in such Item of Equipment, in its then condition and location, "as is" and "where is", without any warranties, express or implied. If Lessee replaces the Item of Equipment pursuant to subsection (b) above, title to such replacement equipment shall immediately (and without further act) vest in Lessor and thereupon shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder. If Lessee fails to either restore or replace the Item of Equipment pursuant to subsection (1) or (2) above, respectively, Lessee shall make the payment under subsection (3) above.

         17. Insurance. (a) Lessee, at all times during the Term hereof (until the Equipment shall have been returned to Lessor) and at Lessee's own cost and expense, shall maintain (1) insurance against all risks of physical loss or damage to the Equipment (including theft and collision for Equipment consisting of motor vehicles) in an amount not less than the full replacement value thereof or the Stipulated Loss Value thereof, whichever is greater, and (2) commercial general liability insurance (including blanket contractual liability coverage and products liability coverage) for personal and bodily injury and property damage in an amount satisfactory to Lessor.
             (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice of cancellation or material change in coverage to Lessor (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including Key Corporate Capital Inc." as an additional insured under the public liability policies and name Lessor as sole loss payee under the property insurance policies; (3) not require contributions from other policies held by Lessor; (4) waive any right of subrogation against Lessor; (5) in respect of any liability of any of Lessor, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due Lessor under such policies; (6) not require that Lessor pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than Lessor) and shall insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other person (other than Lessor). Prior to the first date of delivery of any Item of Equipment hereunder, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Lessee shall deliver to Lessor a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

         18. General Tax Indemnification. Lessee shall pay when due and shall indemnify and hold Lessor harmless from and against (on an after-tax basis) any and all taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature (together with interest and penalties thereon)(including, without limitation, sales, use, gross receipts, personal property, ad valorem, business and occupational, franchise, value added, leasing, leasing use, documentary, stamp or other taxes) imposed upon or against Lessor, Lessor's assigns, Lessee or any Item of Equipment by any Governmental Authority with respect to any Item of Equipment or the manufacturing, ordering, sale, purchase, shipment, delivery, acceptance or rejection, ownership, titling, registration, leasing, subleasing, possession, use, operation, removal, return or other dispossession thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease, excepting only all Federal, state and local taxes on or measured by Lessor's net income (other than income tax resulting from making any alterations, improvements, modifications, additions, upgrades, attachments, replacements or substitutions by Lessee). Whenever this Lease terminates as to any Item of Equipment, Lessee shall, upon written request by Lessor, advance to Lessor the amount determined by Lessor to be the personal property or other taxes on said item which are not yet payable, but for which Lessee is responsible, provided Lessor provides Lessee with copies of tax bills supporting Lessor's request.

         19. Lessor's Right to Perform for Lessee. If Lessee fails to perform or comply with any of its obligations contained herein, Lessor may (but shall not be obligated to do so) itself perform or comply with such obligations, and the amount of the reasonable costs and expenses of Lessor incurred in connection with such performance or compliance, together with interest on such amount at the Late Payment Rate, shall be payable by Lessee to Lessor upon demand. No such performance or compliance by Lessor shall be deemed a waiver of the rights and remedies of Lessor or any assignee of Lessor against Lessee hereunder or be deemed to cure the default of Lessee hereunder.

         20. Delinquent Payments; Interest. If Lessee fails to pay any Rent or other sums under this Lease when the same becomes due, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Lessee upon demand by Lessor and shall be deemed Rent hereunder. In no event shall such late charge exceed the maximum amounts permitted under Applicable Law.

         21. Personal Property; Liens. Lessor and Lessee hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Lessee shall at all times keep the Equipment free and clear from all Liens. Lessee shall (i) give Lessor immediate written notice of any such Lien, (ii) promptly, at Lessee's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (iii) indemnify and hold Lessor, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien.

         22. Events of Default; Remedies. (a) As used herein, the term "Event of Default" shall mean any of the following events: (1) Lessee fails to pay any Rent within ten (10) days after the same shall have become due; (2) Lessee or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or any Guarantor or of all or a substantial part of Lessee's or such Guarantor's assets is appointed with or without the application or consent of Lessee or such Guarantor, respectively; (4) a petition is filed by or against Lessee or any Guarantor under any bankruptcy, insolvency or similar legislation; (5) Lessee or any Guarantor violates or fails to perform any provision of either this Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party; (6) Lessee violates or fails to perform any covenant or representation made by Lessee herein; (7) any representation or warranty made herein or in any Lease, certificate, financial statement or other statement furnished to Lessor shall prove to be false or misleading in any material respect as of the date on which the same was made;
(8) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; or (9) there is a material adverse change in Lessee's or any Guarantor's financial condition since the first Rent Commencement Date of any Equipment Schedule executed in connection herewith. An Event of Default with respect to any Equipment Schedule hereunder shall, at Lessor's option, constitute an Event of Default for all Equipment Schedules hereunder and any other agreements between Lessor and Lessee.
             (b) Upon the  occurrence of an Event of Default,  Lessor may do one or more of the following as Lessor in its sole discretion shall elect: (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; (2) sell any Item of Equipment at public or private sale; (3) hold, keep idle or lease to others any Item of Equipment as Lessor in its sole discretion may determine; (4) by notice in writing to Lessee, terminate this Lease, without prejudice to any other remedies hereunder; (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice; (6) enter upon the premises of Lessee or other premises where any Item of Equipment may be located and, without notice to Lessee and with or without legal process, take possession of and remove all or any such Items of Equipment without liability to Lessor by reason of such entry or taking possession, and without such action constituting a termination of this Lease unless Lessor notifies Lessee in writing to such effect; (7) by written notice to Lessee specifying a payment date, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the payment date specified in such notice plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Late Payment Rate from the payment date specified in such notice to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been terminated; or (ii) the Stipulated Loss Value, computed as of the payment date specified in such notice or, if such payment date is not a Rent Payment Date, the Rent Payment Date next following the payment date specified in such notice (provided, however, that, with respect to any Item of Equipment returned to or repossessed by Lessor, the amount recoverable under this clause (ii) shall be reduced (but not below zero) by an amount equal to the Fair Market Sales Value (taking into account its actual condition) of such Item of Equipment; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Item of Equipment in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease. If an Event of Default occurs, to the fullest extent permitted by law, Lessee hereby waives any right to notice of sale and further waives any defenses, rights, offsets or claims against Lessor because of the manner or method of sale or disposition of any Items of Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor or its assigns at law or in equity. No express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

         23. Notices. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail
(return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon receipt.

         24. General Indemnification. Lessee shall pay, and shall indemnify and hold Lessor harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) this Lease or any other written agreement entered into in connection with the transactions contemplated hereby and thereby (including, without limitation, a Purchase Agreement, if any) or any amendment, waiver or modification of any of the foregoing or the enforcement of any of the terms hereof or any of the foregoing, (b) the manufacture, purchase, ownership, selection, acceptance, rejection, possession, lease, sublease, operation, use, maintenance, documenting, inspection, control, loss, damage, destruction, removal, storage, surrender, sale, use, condition, delivery, nondelivery, return or other disposition of or any other matter relating to any Item of Equipment or any part or portion thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark or copyright infringement and any and all Liabilities in any way relating to or arising out of injury to persons, properties or the environment or any and all Liabilities based on strict liability in tort, negligence, breach of warranties or violations of any regulatory law or requirement, (c) a failure to comply fully with any Environmental Law with respect to the Equipment or its operation or use, and (d) Lessee's failure to perform any covenant, or breach of any representation or warranty, hereunder; provided, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of Lessor. Lessee shall deliver promptly to Lessor (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency and (ii) copies of any documents submitted by Lessee or any of its subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation.

         25. Severability; Captions. Any provision of this Lease or any Equipment Schedule which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

         26. Lessor's Expense. Lessee shall pay all costs and expenses of Lessor, including attorneys' fees and the fees of any collection agencies, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof or in protecting Lessor's rights hereunder.

         27. Related Equipment Schedules. In the event that any Item of Equipment covered under any Equipment Schedule hereunder may become attached or affixed to, or used in connection with, Equipment covered under another Equipment Schedule hereunder (a "Related Equipment Schedule"), Lessee agrees that, if Lessee elects to exercise a purchase or renewal option under any such Equipment Schedule, or if Lessee elects to return the Equipment under any such Equipment Schedule pursuant to Section 13 hereof, then Lessor, in its sole discretion, may require that all Equipment leased under all Related Equipment Schedules be similarly disposed of.

         28. Financial and Other Data. During the Term hereof, Lessee shall furnish Lessor, as soon as available and in any event within 60 days after the end of each quarterly period (except the last) of each fiscal year, and, as soon as available and in any event within 120 days after the last day of each fiscal year, financial statements of Lessee and each Guarantor, in each case certified by an independent public accountant if customarily available or requested. Lessee shall also furnish such other financial reports, information or data as Lessor may reasonably request from time to time.

         29. Commitment Fee Requirement. An amount equal to the first periodic Payment of rent must accompany each lessee proposal for an equipment schedule hereunder. This commitment fee is non-refundable; provided, however, that, upon Lessor's acceptance of Lessee's proposal to enter into such Equipment Schedule, such commitment fee shall be applied to the first periodic payment of Rent thereunder.

         30. No Affiliation with the Supplier. Lessee hereby represents and warrants to Lessor that, except as previously disclosed in writing to Lessor, neither Lessee nor any of its officers or directors (if a corporation) or partners (if a partnership) has, directly or indirectly, any financial interest in the Supplier.

         31. Representations and Warranties of Lessee. Lessee represents and warrants that: (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Lease and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Lessee, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Lessee except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; (c) this Lease and all related instruments and documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof; (d) there are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations hereunder; (e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures; (g) the financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally acceptable accounting principles consistently applied ("GAAP"), and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Lessee; (i) Lessee does not conduct business under a trade, assumed or fictitious name; and (j) the Equipment is being leased hereunder solely for business purposes and that no item of Equipment will be used for personal, family or household purposes.

         32. Renewal And Purchase Options. With respect to an Equipment Schedule and the Equipment Group set forth thereon, Lessee shall have the purchase and renewal options set forth in such Equipment Schedule.


         33. Lessee's Waivers. To the extent permitted by Applicable Law, Lessee hereby waives (a) any and all rights and remedies which it may now have or which at any time hereafter may be conferred upon it by statute (including, without limitation, Article 2A of the Uniform Commercial Code, as applicable) or otherwise, (1) which may limit or modify Lessor's rights or remedies hereunder,
(2) to terminate, cancel, quit, repudiate or surrender this Lease, except as expressly provided herein; (3) to reject, revoke acceptance or accept partial delivery of the Equipment; (4) to recover damages from Lessor for any breach of warranty or for any other reason provided, however, that no such waiver shall preclude Lessee from asserting any such claim against Lessor in a separate cause of action; or (5) to setoff or deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease.

         34. Ucc filings. Lessee hereby appoints lessor or its assignee as its true and lawful attorney in fact, irrevocably and coupled with an interest, to execute and file on behalf of lessee all ucc financing statements which in lessor's sole discretion are necessary or proper to secure lessor's interest in the equipment in all applicable jurisdictions.

         35. Miscellaneous. Time is of the essence with respect to this Lease. Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision herein shall not be construed as a consent or waiver of any provision of this Lease. Neither this Lease nor any Equipment Schedule may be amended except by a writing signed by Lessor and Lessee. This Lease and each Equipment Schedule shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. This Lease will be binding upon Lessor only if executed by a duly authorized officer or representative of Lessor at Lessor's address set forth above. This Lease, and all other documents (the execution and delivery of which by Lessee is contemplated hereunder), shall be executed on Lessee's behalf by Authorized Signers of lessee. This lease is being delivered in the state of new york and shall be governed by, and construed in accordance with, the laws of the state of new york, including all matters of construction, validity and performance.

         36. Jury trial waiver. Lessor and lessee hereby waive trial by jury in any action or proceeding to which lessor or lessee may be parties arising out of or in any way pertaining to this lease. This waiver is made knowingly, willingly and voluntarily by the lessor and the lessee who each acknowledge that no representations have been made by any individual to induce this waiver of trial by jury or in any way to modify or nullify its effect.

         37. More than One Lessee. If more than one person or entity executes this Lease, each Equipment Schedule, and all addenda or other documents executed in connection herewith or therewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.


         38. Quiet Enjoyment. So long as no Event of Default has occurred and is continuing, Lessee shall peaceably hold and quietly enjoy the Equipment without interruption by Lessor or any person or entity claiming through Lessor.


         39. Entire Agreement. This Lease, together with all Equipment Schedules, riders and addenda executed by Lessor and Lessee collectively constitute the entire understanding or agreement between Lessor and Lessee with respect to the leasing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. By initialing below, Lessee hereby further acknowledges the conditions of this
Section 39.
                                                      Lessee's Initials:_______

         40. Execution in Counterparts. This Master Equipment Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.




Lessor:                                                           Lessee:

KEYCORP LEASING,                                                  SAFETY COMPONENTS INTERNATIONAL, INC.
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: ________________________________________                      By: _____________________________________
Name:                                                             Name:
Title:                                                            Title:


                            Equipment Schedule No. 01



         EQUIPMENT SCHEDULE NO. 01 dated as of July 10, 1998 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation ("Lessee").

                            I N T R O D U C T I O N :

          Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of June 2, 1998 (the "Master Lease"; the Master Lease and this Schedule hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

         1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $10,000,000.00.

         2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is eighty four (84) months after the Rent Commencement Date (the "Initial Term Expiration Date").

         3. RENT PAYMENT DATES; RENT. (a) The Rent set forth in Section 3(b)(ii) hereof shall be adjusted (pursuant to Section 3(c) hereof) with each change in the Actual Index (as hereinafter defined).

         (b) Lessee hereby agrees to pay Rent for the Equipment as follows:

               (i) For the period commencing on the Interim Rent Commencement Date (as defined below) and ending on the day before the Rent Commencement Date, Lessee shall pay Interim Rent in an amount equal to $ $5,015.64 per day, and agrees that with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date" shall mean, with respect to an Equipment Group, the first (1st) day of October,
          (b) "Interim Rent Commencement Date" shall mean, with respect to an Equipment Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion, (c) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Rent Commencement Date" in its place and
          (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

               (ii) Throughout the Initial Term in eighty four(84)consecutive monthly installments payable in arrears commencing on the first day of the second month following the Rent Commencement Date and on the same day each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $150,469.20.


         (c) Lessee and Lessor agree that each Rent payment (other than Interim Rent Payments) hereunder shall be increased or decreased (but not below zero), as the case may be, by the Rent Differential (as hereinafter defined) as follows: if, as of any Rent Payment Date, (i) the Rent Differential is greater than zero, the amount of Rent due on such Rent Payment Date shall be increased by such Rent Differential, and (ii) the Rent Differential is less than zero, the amount of Rent due on such Rent Payment Date shall be decreased by such Rent Differential.

         (d) As used herein, the following terms shall have the respective meanings indicated below:

               (i) "Assumed Index" shall mean five and six thousand five hundred sixty three ten thousandths percent (5.6563%).

               (ii) "Actual Index" shall mean, as of the date of determination, the London interbank offered rate for deposits in United States dollars having a maturity of one month which appears in the "Money Rates" section of The Wall Street Journal, published on the business day on, or immediately prior to, the 28th day of the month immediately preceding such calendar month. If the Actual Index is no longer available, Lessor will choose a new index which is based upon comparable information and will give Lessee notice of such new "Actual Index."

          (iii) "Daily Equivalent" shall mean, as of the date of determination, the product of the following formula:



Daily Equivalent = Actual Index - Assumed Index X Net Investment Balance
                   ----------------------------
                               360


          (iv) "Net Investment Balance" shall mean, as of the date of determination, the outstanding balance (initially calculated using the Assumed Index (plus one hundred twenty five (125) basis points) reflected on Lessor's lease accounting system (which assumes a 360 day year consisting of twelve 30 day months), for the Rent Payment Date immediately preceding such day or, if such day is a Rent Payment Date, for such Rent Payment Date.

               (v) "Rent  Differential"  shall  mean,  with  respect to any Rent
          Payment Date, the sum of all Daily Equivalents (calculated on the basis of a 360 day year consisting of twelve 30 day months) for the 30 day month to which such Rent Payment Date relates


         4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 40 Emory St., Greenville, SC 29605. The billing address of Lessee is as follows: SAFETY COMPONENTS INTERNATIONAL, INC., 2160 N. Central Road, Fort Lee, NJ 07024.

         5. LESSEE'S PURCHASE AND RENEWAL OPTIONS. Lessee shall have the purchase and renewal options set forth on the End of Lease Options Addendum attached hereto and made a part hereof.

         6. STIPULATED LOSS VALUE. There are no Stipulated Loss Values or Stipulated Loss Value Supplements applicable to the Equipment described on this Schedule.

         7. SECURITY AGREEMENT. To secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessor pursuant to this Lease or otherwise, Lessee hereby grants to Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale). In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be recorded at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected the security interest granted by Lessee herein.

         8. MODIFICATIONS TO MASTER LEASE. In addition to the modifications set forth in Section 5 hereof, with respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

                  (a) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

                  All such alterations, additions, modifications or improvements immediately, and without further act, shall be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

                  (b) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

                  Upon installation, attachment or incorporation in, on or into such Item of Equipment, such replacement part immediately, and without further act, shall be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

                  (c) Section 16(b) of the Master Lease ("Loss of or Damage to Equipment") is hereby amended to delete subsection "(3)" and substitute the following in its place:

                  (3) pay to Lessor an amount, with respect to such Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the Term, after discounting such Rent to present worth on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had the Loss or Damage not occurred.

                  (d) Section 16(b) of the Master Lease ("Loss of or Damage to Equipment") is hereby amended to delete the second to last sentence and substitute the following in its place:

                  If Lessee replaces the Item of Equipment pursuant to subsection (b) above, such replacement equipment shall immediately (and without further act) be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

                  (e) Section 17(a) of the Master Lease ("Insurance") is hereby amended to delete subsection "(1)" and substitute the following in its place:

                  (1) insurance against all risks of physical loss or damage to the Equipment (including theft and collision for Equipment consisting of motor vehicles) in an amount not less than the full replacement value thereof.


                  (f) As used in Section 22(a) of the Master Lease ("Events of Default"), the term "Event of Default" shall also mean any of the following events: (1) a change in control occurs in Lessee or any Guarantor; or (2) the death or dissolution of Lessee or any Guarantor.

                  (g) Section 22(b) of the Master Lease ("Events of Default") is hereby amended to delete subsection "(7)" and substitute the following in its place:

                  (7) by written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the payment date specified in such notice plus the following amount which Lessor shall specify in such notice (together with interest on such amount at the Late Payment Rate from the payment date specified in such notice to the date of actual payment): an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated.

                  (h) Section 22(b) of the Master Lease ("Events of Default") is hereby amended as follows: (1) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place; and (2) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place.

         9. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         10. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

         11.  PERSONAL  PROPERTY TAX. (a) Lessee  recognizes  that,  pursuant to
Section 18 of the Master Lease, it is Lessee's responsibility to include, if required by Applicable Law, all equipment financed under this Lease in Lessee's personal property tax returns and, if necessary, to pay any resulting property tax bills. Lessor and Lessee acknowledge that personal property tax policies vary from state to state and that, where uncertainty exists as to a particular state's policies, Lessee shall contact its attorneys or financial advisors (who may be familiar with such state's personal property tax policy) for advice. It is expressly acknowledged by Lessee that Lessor has made no warranties, statements or representations as to such personal property tax matters, and Lessee hereby disclaims any reliance on any such warranties, statements or representations made by Lessor with respect thereto.

         (b) Unless otherwise directed in writing by Lessor or otherwise required by law, Lessee will list itself as owner of all Items of Equipment for property tax purposes. Except in those jurisdictions in which Lessor is required to list itself as owner of all such Items of Equipment, upon receipt by Lessee of any property tax bill pertaining to such Items of Equipment from the appropriate taxing authority, Lessee will promptly pay all such taxes when due. In those jurisdictions in which Lessor is required to list itself as owner of all such Items of Equipment, upon receipt by Lessee of any property tax bill pertaining to such Items of Equipment, Lessee will promptly forward to Lessor such property tax bill and related payment. Upon receipt by Lessor of any such property tax bill and related payment, Lessor will pay such tax.

         12. ADDITIONAL ADDENDA. In addition to the End of Lease Options Addendum, please see the following addenda to this Schedule, attached hereto and made a part hereof, for additional terms and conditions governing the leasing of the Equipment described on this Schedule: Memorandum of Lease and Security Agreement.

         13. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, and all addenda or other documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

         14. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of the Lease, and all terms and conditions contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms and conditions of the Master Lease except as they may be modified hereby. To the extent that any of the terms and conditions of this Schedule are contrary to or inconsistent with any terms and conditions of the Master Lease, the terms And conditions of this schedule shall govern. Lessee hereby certifies to lessor that the representations and warranties made by lessee in the master lease (including, without limitation, section 31 thereof) are true and correct in all material respects as of the date of this schedule with the same effect as though made on and as of such date. Lessee shall take such additional actions and execute and deliver such additional documents as lessor shall deem necessary from time to time to effectuate the terms of the lease.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.




Lessor:                                                            Lessee:

KEYCORP LEASING,                                                   SAFETY COMPONENTS INTERNATIONAL, INC.
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: ________________________________________                       By: _____________________________________
Name:                                                              Name:
Title:                                                             Title:





Counterpart no. 1 Of 1 serially numbered manually executed counterparts. To the extent that this document constitutes chattel paper under the uniform commercial code, no security interest may be created through the transfer and possession of any counterpart other than counterpart no. 1.

                                    Exhibit A

                             (EQUIPMENT DESCRIPTION)


Lease: Equipment Schedule No. 01 dated as of July 10, 1998 to Master Equipment Lease Agreement Dated as of July 10, 1998

Lessor:   KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC.

Lessee:   SAFETY COMPONENTS INTERNATIONAL, INC.






QTY            EQUIPMENT DESCRIPTION
---            ---------------------
7              DORNIER RAPIER WEAVING MACHINES
               TYPE:  HTV4 / SD
               WIDTH:  200CM
               WITH: STAUBLI MECHANICAL DOBBY, TYPE 2237/S
               12  SHAFTS INSTALLED
               GROB 6 BANK DROPPER BOX, ELTEX ELECTRONIC WEFT MONITORING
               THERMO CUTTERS, SAVI-TECH FILLING FEEDER, MECHANICAL LET-OFF
               800 LOOM BEAMS, DROP WIRES, HARNESS FRAMES WITH HEDDLES
               AMD REED,  ALEXCO  OFF-LOOM  TAKE-UP CENTER WIND
               LOEPFE-MILL MASTER LOOM MONITORING SYSTEM
               VOLTAGE:  480V/3/60
               YEAR:  1989

50             DORNIER RAPIER WEAVING MACHINES
               TYPE:  HTV5/SD
               WIDTH:  230 CM
               WITH: STAUBLI ELECTRONIC DOBBY, TYPE 2667
               GROB 6 BANK DROPPER BOX,  ELTEX   ELECTRONIC  WEFT  MONITORING
               THERMO CUTTERS, SAVI-TECH FILLING FEEDERS, ELECTRONIC LET-OFF HI-MOUNT STANDS FOR 1,000 MM LOOM BEAM, DROP WIRES
               HARNESS  FRAMES  WITH HEDDLES  AND REED,  ALEXCO  OFF-LOOM
               TAKE -UP
               LOEPFE  "MILL MASTER" LOOM MONITORING SYSTEM
               VOLTAGE:  480/3/60
               YEAR:  12- 1989 -20 SHAFT DOBBY
                      10- 1991 -12 SHAFT DOBBY
                      28- 1992 -12 SHAFT DOBBY

58             DORNIER RAPIER WEAVING MACHINES
               TYPE:  STV4/SD
               WIDTH:  230 CM
               WITH: STAUBLI ELECTRONIC DOBBY, TYPE 2117, WITH 8 SHAFTS GROB 6 BANK DROPPER BOX, ELTEX ELECTRONIC WEFT MONITORING THERMO CUTTERS, SAVI-TECH FILLING FEEDERS, ELECTRONIC LET-OFF HI-MOUNT STANDS FOR 1,000 MM LOOM BEAM DROP WIRES

               HARNESS  FRAME  WITH  HEDDLES  AND REED,  ALEXCO OFF-LOOM
               TAKE-UP
               LOEPFE "MILL MASTER" LOOM MONITORING SYSTEM
               VOLTAGE:  480/3/60
               YEAR:  34- 1993
                      24- 1994

30             DORNIER RAPIER WEAVING MACHINES
               TYPE:  HTVS4/SD- 12
               WIDTH:  210 CM
               WITH: STAUBLE ELECTRONIC DOBBY, TYPE 2667/RS WITH 12 SHAFTS GROB 6 BANK DROPPER BOX, ELTEX ELECTRONIC WEFT MONITORING THERMO CUTTERS, SAVI-TECH FILLING FEEDERS, ELECTRONIC LET-OFF HI-MOUNT STANDS FOR 1,000 MM LOOM BEAM, DROP WIRES
               HARNESS  FRAME  WITH  HEDDLES  AND REED, ALEXCO OFF-LOOM
               TAKE UP
               LOEPFE "MILL MASTER" LOOM MONITORING SYSTEM
               VOLTAGE:  480V/3/60
               YEAR:  1995

26             DORNIER RAPIER WEAVING MACHINES
               TYPE:  HTVS4/SD
               WIDTH:  240 CM
               WITH: STAUBLI ELECTRONIC DOBBY, TYPE 2667 WITH 12 SHAFTS GROB 6 BANK DROPPER BOX, ELTEX ELECTRONIC WEFT MONITORING THERMO CUTTERS, SAVI-TECH FILLING FEEDERS, ELECTRONIC LET-OFF HI-MOUNT STANDS FOR 1,000 MM LOOM BEAM, DROP WIRES
               HARNESS  FRAMES  WITH  HEDDLES  AND REED.  ALEXCO OFF-LOOM
               TAKE-UP
               LOEPFE "MILL MASTER" MONITORING SYSTEM
               VOLTAGE:  480V/3/60
               YEAR:  1994

18             DORNIER RAPIER WEAVING MACHINES
               TYPE:  HTVS4/SD24
               WIDTH:  220 CM
               WITH:(4) COLOR STAUBLI ELECTRONIC DOBBY, TYPE 2660 WITH 28 SHAFTS GROB 6 BANK DROPPER BOX, ELTEX ELECTRONIC WEFT MONITORING
               THERMO CUTTERS, SAVI-TECH FILLING FEEDERS, ELECTRONIC LET-OFF
               800 MM LOOM BEAMS, DROP WIRES, HARNESS FRAMES WITH HEDDLES
               AND REED, ALEXCO OFF-LOOM TAKE-UP
               LOEPFE "MILL MASTER" LOOM MONITORING SYSTEM
               VOLTAGE:  480V/3/60
               YEAR:  1994
               S/N 'S 35005, 35006, 35007, 35008, 35009, 35010, 35011, 35012,
               35013, 35014, 35015, 35016, 35017, 35018, 35019, 35020, 35021,
               35022

1              SCOURING RANGE, GREENVILLE MACHINERY, YEAR 1993, 98" WIDE WITH:
               (1)  SCRAY AND RAILWAY SEWING
               (4)  SCOURING AND RINSING BOXES, 7 ROLLS ON BOTTOM, NIPS
               (1)  VACUUM PUMP, 75HP, 7V SLOTS
               (1)  "S" FRAME BATCHER, D/C
               (1)  RANGE DRIVE
               (4)  MIX TANKS, 500 GAL., STEAM JACKETED

1              TENTER DRYING RANGE, 95" WIDE, YEAR 1993, WITH:
               (1)  "A" FRAME UNWIND
               (1)  GUIDED UNROLL, CENTER SHAFT
               (1)  COMPENSATOR AND PULL ROLL
               (1)  "WEFTROL" WEFT STRAIGHTENER
               (1)  PAD, 20" ROLLS, RUBBER/STAINLESS
               (1) M&W TENTER, COMBINATION CLIP AND PIN, HORIZONTAL RETURN, GAS FIRED, 90' HOUSE, 4 PENTHOUSES, 120" TENTER
               (1)  PULL ROLL AND COMPENSATOR
               (1)  ACCUMULATOR, 24 ROLLS ON TOP
               (1)  PULL ROLL
               (1)  "A" FRAME BATCHER
               (1)  RANGE DRIVE

1              KLEINWEFERS SCOURING RANGE, YEAR 1998, 110" WIDE, WITH:
               (1)  "A" FRAME LET-OFF
               (1)  CENTERWIND LET-OFF AND TENSION ROLLS, RAILWAY SEWING
                     (MERROW)
               (1)  SPREADER ROLL
               (1)  DRY VACUUM FABRIC CLEANING UNIT WITH OSPREY COLLECTOR,
                     15HP
               (1)  SCOURING AND RINSING BOXES WITH NIPS
               (1)  VACUUM PUMP, 100 HP WITH 6 VACUUM SLOTS
               (1)  "A" FRAME BATCHER D/C
               (1)  RANGE DRIVE
      1        DOUBLE LET-OFF
      1        PULL ROLL ASSEMBLY
      1        SEWING SYSTEM
      1        SKYWING ASSEMBLY WITH COMPENSATOR AND GUIDERS
      1        VACUUM SYSTEM FOR LINT REMOVAL
      1        ENCLOSED 21 YARD SINGLE LACED SATURATOR
      6        ENCLOSED 21 YARD SINGLE LACED WASHERS
      1        VACUUM EXTRACTION SYSTEM
      1        "A" FRAME SURFACE BATCHER
      1        600 GALLON TANK WITH MIXER
      1        AC RANGE DRIVE
      1        LOT OF CONNECTING EQUIPMENT
      1        FLOW CONTROL SYSTEM FOR WATER
      1        FLOW MONITOR SYSTEM FOR CHEMICAL
      1        CHEMICAL SPIKE TANK
      1        PIPING FOR SPIKE TANK
      1        DRAIN HEADER FOR SCOURING RANGE
      1        PIPING TO 600 GALLON MIX TANK

                            Certificate Of Secretary
                                       Of
                      SAFETY COMPONENTS INTERNATIONAL, INC.


         I, __________________________, the duly elected and qualified Secretary of SAFETY COMPONENTS INTERNATIONAL, INC., (the "Corporation"), do hereby certify:





         a. That attached hereto as Exhibit A are complete and correct copies of resolutions adopted by the Board of Directors of the Corporation, authorizing the actions referred to therein; said resolutions constitute all of the resolutions adopted by such Board of Directors relating to such matters; such resolutions have not been in any way modified, amended, annulled, rescinded or revoked and are in full force and effect as of the date hereof; and

         b. The persons listed in Exhibit B attached hereto are duly qualified and acting officers of the Corporation, holding on the date hereof the offices set forth opposite their names and the signatures appearing opposite their names are the genuine signatures of such officers.


         IN WITNESS WHEREOF, I have hereunto signed my name this day of _______________, 19____.



_______________________________
           Secretary

                                    Exhibit A

                     RESOLUTION OF THE BOARD OF DIRECTORS OF
                      SAFETY COMPONENTS INTERNATIONAL, INC.

                            DATED ___________, 19___


         WHEREAS, the Board of Directors of SAFETY COMPONENTS INTERNATIONAL, INC. (the "Corporation") desire that the Corporation enter into an equipment leasing transaction with KeyCorp Leasing, a Division of Key Corporate Capital Inc. ("KCL") as lessor, for the purpose of leasing the equipment (the "Equipment") described in a Master Equipment Lease Agreement and various equipment schedules and other documents (including, without limitation, interim funding documents and bills of sale) from time to time entered into with respect thereto (collectively, the "Lease");

         NOW, THEREFORE, BE IT RESOLVED, that (i) the execution and delivery of the Lease by the Corporation and the financing of the acquisition of the Equipment are hereby authorized, approved, ratified and confirmed in all respects, (ii) if the Corporation owns the Equipment, the sale of the Equipment to KCL is hereby authorized, approved, ratified and confirmed in all respects, and (iii) the Corporation hereby is, and the Authorized Officers (as defined below) hereby are, authorized and empowered to negotiate and enter into the Lease and such other documents, (including, without limitation, interim funding documents and bills of sale) as may be necessary, advisable, or proper in connection with the above transaction, and be it;

         FURTHER    RESOLVED,    that     _____________________________,     the
________________________ of the Corporation, and  _____________________________,
the _____________________________ of the Corporation (herein the "Authorized Officers") be, and hereby are, authorized to execute and deliver the Lease and any and all certificates, documents, instruments or other papers as may be necessary or desirable in order to consummate the transactions therein contemplated, and that all actions heretofore taken or taken hereinafter by the Authorized Officers in furtherance of the actions herein authorized are ratified, confirmed, adopted and approved in all respects.



                                                         Exhibit B

                                                  INCUMBENCY CERTIFICATE


Name:                                                Office:                                     Signature:

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------

-------------------------                            -------------------------                   -------------------------


This is a certificate acknowledging
acceptance of the equipment for
purposes of the below-referenced lease.

This is not a delivery receipt.


                              LESSEE ACKNOWLEDGMENT
                           (Certificate of Acceptance)


Lessee Name: SAFETY COMPONENTS INTERNATIONAL, INC.


         All the items of Equipment covered by Equipment Schedule 01 to Master Equipment Lease Agreement dated as of July 10, 1998 (the "Lease") between KeyCorp Leasing, a Division of Key Corporate Capital Inc., as lessor ("KCL"), and the undersigned, as lessee, (a) were received by the undersigned, (b) are satisfactory to the undersigned in all respects and are acceptable to the undersigned for lease under the Lease, (c) are suitable for the undersigned's purposes, (d) are in good order, repair and condition, (e) have been installed and operate properly, and (f) are subject to all of the terms and conditions of the Lease (including, without limitation, Section 3 thereof).

         To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of the Lease, the undersigned hereby agree(s) that the Lease is a "Finance Lease" as defined therein. The undersigned acknowledge(s): (i) that the undersigned has selected the "Supplier" (as defined in the UCC) and has directed KCL to purchase the Equipment from the Supplier in connection with the Lease, and (ii) that the undersigned has been informed in writing in the Lease, before the undersigned's execution of thereof, that the undersigned is entitled under Article 2A to the promises and warranties, including those of any third party, provided to KCL by the Supplier in connection with or as part of the Purchase Agreement (as defined in the Lease), and that the undersigned may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies.


Dated: ______________, 19____


SAFETY COMPONENTS INTERNATIONAL, INC.



By: _____________________________________
Name:
Title:

                          End of Lease Options Addendum
                            (Dollar Purchase Option)


         THIS END OF LEASE OPTIONS ADDENDUM is executed in connection with and made a part of, Equipment Schedule Number 01 to Master Equipment Lease Agreement dated as of July 10, 1998 as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

LESSEE'S PURCHASE AND RENEWAL OPTIONS. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

               On the Initial Term Expiration Date, Lessee shall pay to Lessor an amount equal to $1.00. Upon payment in full by Lessee of all Rent (and all other sums) payable to Lessor hereunder, Lessor shall release its interest in the Equipment.

         Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this End of Lease Options Addendum as of July 10, 1998.




Lessor:                                                           Lessee:

KEYCORP LEASING,                                                  SAFETY COMPONENTS INTERNATIONAL, INC.
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: ________________________________________                      By: _____________________________________
Name:                                                             Name:
Title:                                                            Title:



                         Interim Rent Addendum - Non-Tax


         THIS INTERIM RENT ADDENDUM is executed in connection with and made a part of, Equipment Schedule Number 01 to Master Equipment Lease Agreement dated as of June 2, 1998 as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

         1. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease:

         (a) Section 4(z) of the Master Lease ("Definitions") is hereby deleted in its entirety and the following is substituted in its place:

               (z) "Rent Commencement Date" shall mean, with respect to an Equipment Group, the first (1st) day of the first month following the date of the Certificate of Acceptance for such Equipment Group.


         (b) Section 4 of the Master Lease ("Definitions") is hereby amended to add the following definition(s):

               "Interim Rent Commencement Date" shall mean, with respect to an Equipment Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.

         (c) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Rent Commencement Date" in its place.

         (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

         2. INTERIM RENT. Lessee hereby agrees to pay Rent for the period commencing on the Interim Rent Commencement Date and ending on the day before the Rent Commencement Date in an amount equal to $4,990.25 per day.

         Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Interim Rent Addendum as of June 2, 1998.


Lessor:                                                            Lessee:

KEYCORP LEASING,                                                   SAFETY COMPONENTS INTERNATIONAL, INC.
A DIVISION OF KEY CORPORATE CAPITAL INC.


By: ________________________________________                       By: _____________________________________
Name:                                                              Name:
Title:                                                             Title:


                               Prepayment Addendum

         This Prepayment Addendum is executed in connection with and made a part of, Equipment Schedule 01, to Master Equipment Lease Agreement dated as of June 2, 1998 as it relates to such Equipment Schedule (collectively, the "Lease"). Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

         So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least ninety (90) days but not more than one hundred eighty (180) days prior written notice, Lessee shall have the option to prepay the Lease on any Rent Payment Date occurring after the date which is twelve (12) months after the Rent Commencement Date (each, a "Prepayment Date") for an amount (the "Prepayment Amount") equal to (1) any unpaid Rent and all other amounts due on or before such Prepayment Date, plus (2) an amount equal to the Rent payable for the remainder of the Initial Term, after discounting such future Rent to present worth as of such Prepayment Date on the basis of a per annum rate of discount equal to year two (2) an amount equal to four percent (4%), year three (3) an amount equal to three percent (3%), year four (4) an amount equal to two percent (2%), year five (5) an amount equal to one percent (1%), and year six (6) and seven (7) an amount equal to zero percent (0%) from the respective dates upon which such Rent would have been paid had this Lease not been prepaid (the "Present Value Future Rents"), plus (3) any applicable sales taxes. Payment of the Prepayment Amount, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the Prepayment Date, shall be made on the Prepayment Date in immediately available funds. Thereafter, upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the Prepayment Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable attorneys fees, costs, expenses and liabilities incurred in connection therewith.

         Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and are in all respects hereby ratified and affirmed.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Prepayment Addendum as of July 10, 1998.


Lessor:                                                           Lessee:

KEYCORP LEASING,                                                  SAFETY COMPONENTS INTERNATIONAL, INC.
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: ________________________________________                      By: _____________________________________
Name:                                                             Name:
Title:                                                            Title:


                               Security Agreement


         THIS SECURITY AGREEMENT is made as of July 10, 1998, by SAFETY COMPONENTS INTERNATIONAL, INC. ("Grantor"), in favor of KEYCORP LEASING. A DIVISION OF KEY CORPORATE CAPITAL INC. ("KCL").

                                    RECITALS

         A. KCL and Grantor entered into that certain Master Equipment Lease Agreement dated as of July 10, 1998. Said Master Equipment Lease Agreement, together with all Equipment Schedules executed from time to time in connection therewith (the "Leases"). The Leases, together with all Addenda, Amendments and related documents are hereinafter collectively referred to as the "Lease Documents".

         B. It is a condition precedent to the obligation of KCL under the Leases that Grantor shall have granted the security interests contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the foregoing the undersigned agrees as follows:

                (1) Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings defined in the Leases.

                (2) Grant of Security Interests. Grantor hereby grants to KCL a security interest all of Grantor's right, title and interest in the following property and interests in property, whether now owned or hereafter acquired subject only to a security interest in favor of KeyBank, National Association ("KeyBank").:


                2.1 all accounts, including, but not limited to, all present and future rights of whatever nature and however evidenced of Grantor to payment of monies or other consideration, including all such rights relating to goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance (collectively, "Accounts");

                2.2 all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses (whether as licensor or licensee), choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, letters of credit, bankers' acceptances, guaranties, documents of title, drafts, checks, bonds, notes or other negotiable and nonnegotiable instruments, bills of exchange, insurance policies and any other writings evidencing a monetary obligation or security interest in or a lease of personal property;

                2.3 all present and future monies, securities, credit balances, deposits, deposit accounts, certificates of deposit and other property of Grantor now or hereafter held or received by or in transit to KCL or its affiliates or at any other depository or other institution from or for the account of Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise (excluding, however, deposit accounts in which the only funds are those withheld from employees for the purpose of paying payroll taxes or those collected as sales tax in amounts appropriate for payment to local, state or federal taxing authorities in accordance with applicable law), and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                2.4 inventory, including, but not limited to, all of Grantor's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located (the "Inventory");

                2.5 equipment, including, but not limited to, all of Grantor's rolling stock, vehicles, textile equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions, upgrades and replacements thereof, and wherever located (the "Equipment");

                2.6 all other goods and personal property of Grantor, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor, and wherever located;

                2.7 records, including, but not limited to, all of Grantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Grantor with respect to the foregoing maintained with or by any other person) (the "Records"); and

                2.8 all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

The foregoing are referred to herein as the "Collateral."

          3. Obligations Secured. The security interest in the Collateral is given to secure the full and timely performance by Grantor of all indebtedness, liabilities and obligations of Grantor owing to KCL now existing or hereafter arising pursuant to the terms of or in connection with the Leases, Lease Documents or any other agreements, documents, or instruments now or hereafter entered into by Grantor in connection therewith or in connection with the transactions contemplated thereby, and all other liabilities and obligations of the Grantor to KCL, howsoever evidenced, of every kind and description, including those indirect, contingent, to become due or hereafter arising, and all of Grantor's existing and future obligations owed to KeyBank, all of the foregoing, as the same may be amended, renewed and/or restated from time to time (collectively, the "Secured Obligations"). Amounts realized from Collateral shall be applied first against fees, expenses and indemnities due KCL under the Leases and the other Lease Documents; and secondly, against obligations of Grantor in such order and manner as KCL shall determine in its sole discretion.

          4. Grantor Remains Liable. Anything herein to the contrary notwithstanding (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by KCL of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) KCL shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall KCL be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          5. Representations and Warranties. Grantor represents and warrants as follows:

                5.1 Except as otherwise provided for on any Exhibit A attached hereto and any Inventory in transit, all of the Inventory and Equipment is located at the Equipment Locations specified in the Leases, and the chief place of business and chief executive office of Grantor and the office where Grantor keeps its Records concerning the Collateral shall be located at the address specified for Grantor as its principal place of business in the Lease Documents. Except as permitted under the Leases, Grantor will not move the location of its chief executive offices unless Grantor shall have given prior written notice of such a move to KCL and unless KCL's security interest therein continues at all times to be perfected as a lien of first priority subject only to the lien of KeyBank enforceable against all third parties in all jurisdictions as security for full and timely performance of the Secured Obligations.

                5.2 Except for the security interest created by this Agreement and the security interest created by any agreement between Grantor and KeyBank, Grantor owns the Collateral free and clear of any lien. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office in any state or jurisdiction.

                5.3 Upon the filing of the UCC-1 financing statements and KCL's receipt of any applicable motor vehicle endorsements on the titles thereto, this Agreement will create a valid and perfected security interest in the Collateral, securing the payment of the Secured Obligations.

                5.4 No authorization, approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection of or the exercise by KCL of its rights and remedies hereunder, other than the filing of the UCC-1 financing statements.

          6. Further Assurances.

                6.1 Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that KCL may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable KCL to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will, upon KCL's request, execute and file such financing or continuation statements, or amendments thereto, deliver certificates of title to motor vehicles, and such other instruments or notices, as may be reasonably necessary or desirable, or as KCL may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                6.2 Grantor hereby authorizes KCL to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law.

                6.3 Grantor will furnish to KCL from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as KCL may reasonably request, all in reasonable detail.

          7. As to Collateral. Grantor shall:

                7.1 Comply with the requirements of the Leases relating to location of Collateral (other than Inventory in transit).

                7.2 Pay promptly when due all taxes imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith.

                7.3 Grantor shall operate and maintain the tangible Collateral in good order, repair and operating condition, will promptly make all repairs, renewals and replacements necessary to so maintain the Collateral and will not cause or allow any of the Collateral to be misused or wasted or to deteriorate, reasonable wear and tear excepted.

                7.4 Grantor will ensure that its use of the Collateral will comply with all applicable laws, ordinances, and regulations of Governmental Authorities.

          8. Transfers and Other Liens. Grantor shall not:

                8.1 Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral except in the ordinary course of business or as permitted under the Leases.

                8.2 Create or suffer to exist any lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement and the security interest in favor of KeyBank.

          9. KCL Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints KCL as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in KCL's discretion, to take any action and to execute any instrument which KCL may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:


                9.1 to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                9.2 to receive, endorse and collect any drafts, documents of title, or other instruments or documents in connection with clause 9.1 above, and

                9.3 to file any claims or take any action or institute any proceedings which KCL may deem necessary or desirable to enforce the rights of KCL with respect to any of the Collateral.

          10. KCL May Perform. If Grantor fails to perform any agreement contained herein, KCL may itself perform, or cause performance of, such agreement, and the expenses of KCL incurred in connection therewith shall be payable by Grantor under Section 16.


          11. KCL's Duties. The powers conferred on KCL hereunder and under the Leases are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, KCL shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties, or any other rights pertaining to any Collateral.

          12. Release of Collateral, Etc. The obligations of Grantor shall not be affected by the release or substitution of any collateral or by the release of or any renewal or extensions of time to any party to any instrument, obligation or liability secured hereby or to which Grantor is a party. KCL shall not be bound to resort to or to exhaust its recourse or take any action against other parties or other collateral. Grantor hereby waives presentment, demand, protest, notice of protest and notice of nonacceptance or non-payment with respect to any indebtedness, obligation or liability secured hereby.

          13. Books and Records; Inspection. Grantor agrees to maintain full and accurate books of account prepared and maintained in accordance with GAAP covering the Collateral and to deliver to KCL, upon request, such of the Records as relate to the Collateral, including, without limitation, copies of all invoices, shipping documents, contracts, orders, order acknowledgments, correspondence and other instruments and papers in Grantor's possession. KCL shall at all reasonable times have free access to Grantor's ledger, books of account and other Records evidencing or relating to the Collateral and the right to make and retain copies or memoranda of same, and shall at all reasonable times have the right to be present at Grantor's place of business to receive all communications and remittances relating to the Collateral.

          14. Inspection of Collateral; Insurance. KCL may inspect the Collateral and the Records pertaining to the Collateral at reasonable times and intervals and may for this purpose enter any premises upon which the Collateral is located. Grantor will continuously maintain, or cause to be continuously maintained in the name of "KeyCorp and its subsidiaries and affiliated companies, including Key Corporate Capital Inc.", public liability and property insurance on all Collateral by insurers approved by KCL against such risks, in such amounts, and with such terms as are customary in the industry and reasonably acceptable to KCL or as otherwise provided in the Leases.

          15. Waivers. This Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by KCL of any of the terms and conditions hereof shall be effective unless in writing signed by KCL. No waiver nor indulgence by KCL as to any required performance by Grantor shall constitute a waiver as to any required performance or other obligations of Grantor hereunder.


          16. Expenses Incurred by KCL. KCL is not required to, but KCL may, at its option, pay any tax, insurance premium, filing or recording fees, or other charges payable by Grantor hereunder or under any other Lease Document and any such amount shall bear interest from the date of payment until repaid at the Late Payment Rate set forth in the Leases and shall be secured hereby. Such amounts shall be repayable by Grantor on demand and Grantor's obligation to make such repayment shall constitute an additional Secured Obligation.

          17. Assignment and Successors. KCL, at any time with or without notice to Grantor, may sell, transfer, grant participations in, assign and/or grant a security interest in any or all of KCL's right, title and interest in and to the Secured Obligations, the Lease Documents, or in KCL's interest in any item of Collateral. In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of KCL's rights hereunder or thereunder, and GRANTOR SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT GRANTOR MAY HAVE AGAINST KCL. Grantor agrees that upon written notice to Grantor of any such sale, transfer, assignment and/or security interest, Grantor shall acknowledge receipt thereof in writing and shall comply with the reasonable directions and demands of such purchaser, transferee, assignee or secured party. All obligations, rights, power and privileges herein provided shall inure to the benefit of the assignee to the extent of such assignment. This Agreement inures to the benefit of KCL and its successors and assigns, and shall bind the successors and assigns of Grantor. Grantor may not assign its rights and obligations hereunder without the prior written consent of KCL.

         18. Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                 18.1 Failure of Grantor to make any payment when due on the Leases or under the Lease Documents;

                 18.2 Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in the Leases, the Lease Documents or this Agreement or in any other agreement between KCL or any of KCL's parents, subsidiaries or affiliates and Grantor, which default continues following ten (10) days notice thereof to Lessee;

                 18.3 Any warranty, representation or statement made or furnished to KCL by or on behalf of Grantor under this Agreement is false or misleading in any material respect, either now or at the time made or furnished.; or

                 18.4 The Lease, this Agreement or any of the Lease Documents cease to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         19. General Remedies. If an Event of Default shall occur, KCL shall have all remedies provided by the Leases, the Lease Documents and by law and without limiting the generality of the foregoing or the remedies provided in any other section hereof or in any other Lease Document, shall have the following remedies:


                 19.1 The remedies of a secured party under the Uniform Commercial Code;

                 19.2 The right to sell all or part of the Collateral and make application of all proceeds or sums due on the Collateral as it may elect in its sole discretion;

                 19.3 The right to enter any premises where any of the Collateral is situated and take possession of such Collateral without notice or demand and without legal proceedings;

                 19.4 The right to exercise and enforce all of Grantor's rights under any contracts relating to the Collateral to which Grantor is a party or of which Grantor is a beneficiary; and

                 19.5 All other remedies which may be available in law or equity.

                 19.6 At the request of KCL, Grantor will assemble the Collateral and make it available to KCL at such places as are designated by KCL. To the extent that notice of sale shall be required by law to be given, Grantor agrees that a period of ten (10) days from the time the notice is sent shall be a reasonable period of notification of a sale or other disposition of Collateral by KCL, and that any notice or other communication from KCL to Grantor pursuant to this Agreement or required by any statute may be given in the manner provided in the Leases. All such notices and communications if duly given or made shall be effective as provided in the Leases.

                 19.7 Grantor agrees to pay on demand the amount of all expenses incurred by KCL in protecting and realizing on the Collateral and Grantor further agrees that if this Agreement or any Secured Obligation is referred to an attorney for protecting or defending the priority of KCL's interest in the Collateral or for collecting or realizing thereon, Grantor shall pay all of KCL's reasonable expenses, including without limitation, reasonable attorneys' fees (including time charges of counsel that are employees of KCL) and costs and expenses of title search and all court costs and costs of public officials. Grantor further agrees that its obligation to pay such amounts shall bear interest from the date payment is demanded by KCL until repaid at the Late Payment Rate set forth in the Lease Documents and shall be secured hereby.

         20. Hold Harmless. Grantor will indemnify and hold KCL harmless from all liability, loss, damage or expense, including reasonable attorneys' fees and costs, that KCL may incur in complying with or enforcing the terms of this Agreement or the Secured Obligations. The covenants set forth in this Section 20 shall survive the termination of this Agreement.


         21. Severability. In case any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction, and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.


         22. Governing Law and Venue. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, except where the location of Collateral requires that the creation, validity, perfection, or enforcement of the security interests provided for herein be governed by the laws of the United States or the jurisdiction where such Collateral is located.


         23. Jury trial waiver. KCL and grantor hereby waive trial by jury in any action or proceeding to which kcl or grantor may be parties arising out of or in any way pertaining to the lease documents or secured obligations. This waiver is made knowingly, willingly and voluntarily by kcl and the grantor who each acknowledge that no representations have been made by any individual to induce this waiver of trial by jury or in any way to modify or nullify its effect.

         24. More than One Grantor. If more than one person or entity executes this Agreement, each of the other Lease Documents, and all addenda or other documents executed in connection herewith or therewith, as "Grantor" or "Lessee" , the obligations of Grantor contained herein and therein shall be deemed joint and several and all references to "Grantor" shall apply both individually and jointly.


         25. Entire Agreement. This Agreement, together with the other Lease Documents, collectively constitute the entire understanding or agreement between KCL and Grantor with respect to the matters contained herein and therein, and there is no understanding or agreement, oral or written, which is not set forth herein or therein.


         26. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, Grantor has executed this Agreement as of the date and year first above written.



Secured Party:                                                 Grantor:

KEYCORP LEASING,                                               SAFETY COMPONENTS INTERNATIONAL, INC
A DIVISION OF KEY CORPORATE CAPITAL INC.



By:  ______________________________                            By:  ______________________________
Name:                                                          Name:
Title:                                                         Title:


                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT





All of the Collateral is located at the Equipment Locations specified in the Leases and the chief place of business and chief executive office of Grantor and the office where Grantor keeps its Records concerning the Collateral is located at the address specified for Grantor as its principal place of business in the Guaranty.